                               POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Andrew D. Eich, Meghan E. DeMasi and Richard M. Solazzo or any of them, with full power of substitution, as the undersigned's true and lawful attorneys-
in-fact and agents to:

        (1) execute for and on behalf of the undersigned, in connection with the undersigned's beneficial ownership of, or participation in a group with respect to, securities beneficially owned, directly or indirectly, of Unimin Corporation, a Delaware corporation (to be renamed into Covia Holdings Corporation)(the "Company"), forms and documents related specifically to Section 13 and Section 16 of the
            Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, and any other forms, reports or documents, including any joint filing agreements, the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms, reports and documents related specifically to Section 13 and
            Section 16 of the Exchange Act, complete and execute any amendment or amendments thereto, and timely file such forms, reports and documents with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

        (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact and agent, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any such attorney-in-fact and agent on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact and agent may approve in his or her discretion.

        The undersigned hereby grants to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact and agent, or such attorney-in-fact's and agent's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted.  All lawful acts done by each such attorney-in-fact and agent in this regard shall be deemed to have been done by the undersigned. The undersigned acknowledges that the foregoing attorneys-
in-fact and agents, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the
Exchange Act

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file forms, reports and documents related specifically to Section 13 and Section 16 of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact and agents, whichever is earlier.

                                [Signature Page Follows]

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of May, 2018.

                                        SCR-Sibelco NV

                                        By: /s/  Jean-Luc Deleersnyder
                                            -----------------------------------
                                            Name:  Jean-Luc Deleersnyder
                                            Title: Chief Executive Officer

                                        By: /s/ Kurt Decat
                                            -----------------------------------
                                            Name   Kurt Decat
                                            Title: Chief Financial Officer